Exhibit 99.1

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE
ASSETS	06/19/03	08/04/03
CURRENT ASSETS
Cash	320,435	405,562
Restricted cash		2,900,000
Other negotiable instruments	5,004	5,004
Accounts Receivable (OPR-3)	1,915,718	1,824,934
Less: Allowance for doubtful accounts (OPR-3)	(390,569)	(390,569)
Unbilled accounts receivable	226,495
Prepaid expenses and deposits	668,345	407,037

TOTAL CURRENT ASSETS	2,745,428	5,151,968

PROPERTY, PLANT, AND EQUIPMENT, AT COST	4,855,250	376,574
Less: Accumulated Depreciation	(4,186,869)	(316,383)

NET PROPERTY, PLANT, AND EQUIPMENT	668,381	60,191

OTHER ASSETS
Intercompany receivables	46,490,730	46,511,933
Misc	1,089

TOTAL ASSETS	49,905,628	51,724,092

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE
LIABILITIES	06/19/03	08/04/03
POST PETITION LIABILITIES	0	108,732
PRE-PETITION LIABILITIES
Priority Debt	2,000,000	2,000,000
Unearned interest on priority debt	(578,664)	(566,162)

Net present value of priority debt	1,421,336	1,433,838
Capital lease obligations	295,395	295,395
Trade Payables	1,184,581	1,371,448
Accrued expenses	5,421,058	4,515,270
Deferred revenue	3,975,708	1,952,219
Other liabilities	30,694	28,648

TOTAL LIABILITIES	12,328,772	9,705,550

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock	476,919	476,919
Paid-In Capital	3,742,307,224	3,741,995,006
Deferred compensation	(486,753)	(90,953)
Retained Earnings
Through Filing Date (as of 6/19/03)	(3,705,114,155)	(3,705,114,155)
Post Filing Date	0	4,358,102
Cumulative translation adjustment	393,621	393,623

TOTAL SHAREHOLDER’S EQUITY	37,576,856	42,018,542

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	49,905,628	51,724,092

Accounts Receivable Detail

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

ACCOUNTS RECEIVABLE	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Date: 06/19/03
Gross Accounts Receivable	1,915,718	577,016	206,683	257,590	874,429
Allowance for Doubtful Accounts	(390,569)	(35,556)	(16,497)	(20,607)	(317,909)

Net	1,525,149	541,460	190,186	236,983	556,520

Date: 08/04/03
Gross Accounts Receivable	1,824,934	601,536	297,589	260,316	665,493
Allowance for Doubtful Accounts	(390,569)	(36,094)	(23,807)	(20,825)	(309,843)

Net	1,434,365	565,442	273,782	239,491	355,650

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE
	06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes		36,517

TOTAL TAXES PAYABLE	0	36,517

POSTPETITION UNSECURED DEBT
Accrued Payroll		1,290
Trade Payables		70,925

TOTAL UNSECURED POSTPETITION	0	72,215

Totals	0	108,732

INCOME STATEMENT

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	Filing Date 06/19/03 to 6/30/00	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)	356,618	414,235
COST OF GOODS SOLD	43,890	299,570

GROSS PROFIT	312,728	114,665

Research and Development	54,884	103,502
Selling and Marketing	69,786	24,468
General and Administrative	83,620	(82,408)
Stock Compensation	48,836	34,747
Restructuring costs	0	(41,804)

TOTAL OPERATING EXPENSES	257,126	38,505

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	55,602	76,160

Other income (loss)	(1,121)	4,206,266
Interest income	31	151,993
Interest expense	0	(132,154)
Gain (loss) from discontinued operations	111	1,214

NET INCOME (LOSS)	54,623	4,303,479

STATEMENT OF SOURCES AND USES OF CASH

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	MONTH 06/30/2003	MONTH 08/04/2003
SOURCES OF CASH
Income (Loss) From Operations	54,623	4,303,479
Add: Depreciation	23,438	2,481
Add: Stock Compensation	48,834	34,750
Add: Loss on disposal of fixed assets		582,271
Add: Amortization of discount on long-term debt		12,502
CASH GENERATED FROM OPERATIONS
Add: Decrease in Assets
Accounts Receivable and Unbilled Accounts Receivable	94,374	222,905
Prepaid Expenses and Deposits	38,486	222,822
Other Assets		1,089
Increase in Liabilities
Pre-Petition Liabilities	—	76,331
Post-Petition Liabilities	32,401	41,842

TOTAL SOURCES OF CASH (A)	292,156	5,500,472
USES OF CASH
Increase in Assets
Intercompany Receivables	—	(21,203)
Restricted Cash		(2,900,000)
Decrease in Liabilities
Pre-Petition Liabilities	(338,382)	(2,447,916)
Post-Petition Liabilities	—	—

TOTAL USES OF CASH (B)	(338,382)	(5,369,119)
NET SOURCE (USE) OF CASH (A-B=NET)	(46,226)	131,353
CASH – BEGINNING BALANCE (See OPR-1)	320,435	274,209

CASH – ENDING BALANCE (See OPR-1)	274,209	405,562

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE
ASSETS	06/19/03	08/04/03
CURRENT ASSETS
Accounts Receivable (OPR-3)	967,342	964,647
Less: Allowance for doubtful accounts (OPR-3)	(640,585)	(637,890)

TOTAL CURRENT ASSETS	326,757	326,757

PROPERTY, PLANT, AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc	47,787	47,787

TOTAL ASSETS	374,544	374,544

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE
LIABILITIES	06/19/03	08/04/03
POST PETITION LIABILITIES
PRE-PETITION LIABILITIES
Accrued expenses	17,373	17,373
Deferred revenue	326,757	326,757
Intercompany payables	21,308,129	21,308,129
Other liabilities	40,994	40,994

TOTAL LIABILITIES	21,693,253	21,693,253

SHAREHOLDER'S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	168,035,744	168,035,744
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(189,356,478)	(189,356,478)
Post Filing Date
Cumulative translation adjustment	2,025	2,025

TOTAL SHAREHOLDER'S EQUITY	(21,318,709)	(21,318,709)

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	374,544	374,544

Accounts Receivable Detail

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

ACCOUNTS RECEIVABLE	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Date: 06/19/03
Gross Accounts Receivable	967,342				967,342
Allowance for Doubtful Accounts	(640,585)				(640,585)

Net	326,757				326,757

Date: 08/04/03
Gross Accounts Receivable	964,647				964,647
Allowance for Doubtful Accounts	(637,890)				(637,890)

Net	326,757				326,757

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE
	06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)
COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:__________________________

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE
ASSETS	06/19/03	08/04/03
CURRENT ASSETS
Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	718,616	718,616
Less: Allowance for doubtful accounts (OPR-3)	(718,616)	(718,616)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS

PROPERTY, PLANT, AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	29,386,643	29,386,643
Misc

TOTAL ASSETS	29,386,643	29,386,643

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE
LIABILITIES	06/19/03	08/04/03
POST PETITION LIABILITIES
PRE-PETITION LIABILITIES
Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	351,974	351,974
Deferred revenue
Other liabilities

TOTAL LIABILITIES	351,974	351,974

SHAREHOLDER'S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	88,096,563	88,096,563
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(59,061,894)	(59,061,894)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER'S EQUITY	29,034,669	29,034,669

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	29,386,643	29,386,643

Accounts Receivable Detail

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

ACCOUNTS RECEIVABLE	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
Date: 06/19/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

Date: 08/04/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE
	06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)
COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:________________________________

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
ASSETS
CURRENT ASSETS
Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	206,589	206,589
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	206,589	206,589

PROPERTY, PLANT, AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	7,795,042	7,795,042
Misc

TOTAL ASSETS	8,001,631	8,001,631

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03

LIABILITIES
POST PETITION LIABILITIES
PRE-PETITION LIABILITIES
Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)	930,273	930,273
Accrued expenses	545,988	545,988
Deferred revenue	206,589	206,589
Other liabilities

TOTAL LIABILITIES	1,682,850	1,682,850

SHAREHOLDER'S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	896,997,923	896,997,923
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(890,679,142)	(890,679,142)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER'S EQUITY	6,318,781	6,318,781

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	8,001,631	8,001,631

Accounts Receivable Detail

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE
Date: 06/19/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

Date: 08/04/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)
COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:________________________________

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
ASSETS
CURRENT ASSETS
Cash	20,000	20,000
Other negotiable instruments
Accounts Receivable (OPR-3)	34,508	34,508
Less: Allowance for doubtful accounts (OPR-3)	(34,508)	(34,508)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	20,000	20,000

PROPERTY, PLANT, AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	20,000	20,000

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
LIABILITIES
POST PETITION LIABILITIES
PRE-PETITION LIABILITIES
Priority Debt
Unearned interest on priority debt
Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	10,383	10,383
Deferred revenue
Intercompany payables	27,313,955	27,313,955
Other liabilities

TOTAL LIABILITIES	27,324,338	27,324,338

SHAREHOLDER'S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	32,997,877	32,997,877
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(60,302,215)	(60,302,215)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER'S EQUITY	(27,304,338)	(27,304,338)

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	20,000	20,000

Accounts Receivable Detail

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE
Date: 06/19/03
Gross Accounts Receivable	34,508				34,508
Allowance for Doubtful Accounts	(34,508)				(34,508)

Net	0				0

Date: 08/04/03
Gross Accounts Receivable	34,508				34,508
Allowance for Doubtful Accounts	(34,508)				(34,508)

Net	0				0

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 to 6/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)
COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:________________________________

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
ASSETS
CURRENT ASSETS
Cash
Other negotiable instruments
Accounts Receivable (OPR-3)
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits	93,655	93,655
Other

TOTAL CURRENT ASSETS	93,655	93,655

PROPERTY, PLANT, AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	93,655	93,655

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
LIABILITIES
POST PETITION LIABILITIES
PRE-PETITION LIABILITIES
Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	3,866	3,866
Deferred revenue
Intercompany payables	3,759,348	3,759,348
Other liabilities

TOTAL LIABILITIES	3,763,214	3,763,214

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	226,269,962	226,269,962
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(229,939,521)	(229,939,521)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	(3,669,559)	(3,669,559)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	93,655	93,655

Accounts Receivable Detail

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE
Date: 06/19/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

Date: 08/04/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/04/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)
COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:________________________________

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0